--------------------------------------------------------------------------------
                                                                      CLOSED END
--------------------------------------------------------------------------------

ACM Managed
Income Fund

Semi-Annual Report
February 28, 2001

                                              Alliance Capital [LOGO](R)
                                              The Investment Professional Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder:

This report provides performance, investment strategy and outlook for ACM Managed Income Fund (the "Fund") for the semi-annual reporting period ended February 28, 2001.

Investment Objective and Policies

This closed-end fund's objective is to provide investors with a high level of total return by seeking both high current income and capital appreciation. To achieve its objective, the Fund invests primarily in U.S. government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended February 28, 2001. For comparison, we have in-cluded returns for the Fund's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended February 28, 2001

                                                           ---------------------
                                                                Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
ACM Managed
Income Fund                                                   4.79%        7.22%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                                         7.50%       13.44%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) as of February 28, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Managed Income Fund.

      Additional investment results appear on pages 6-8.

The Fund underperformed its benchmark for both the six- and 12-month periods ended February 28, 2001 due to our allocation to the high yield sector. During the period under review, the high yield sector underperformed the Lehman Brothers Aggregate Bond Index, which does not include high yield. This was somewhat ameliorated by our Treasury weighting which outperformed the Lehman Brothers Aggregate Bond Index.

Investment Strategy

During the six-month period under review, we continued to be overweighted in U.S. Treasuries. We utilized long maturity, "off-the-run" Treasury securities that benefited from the contin-


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

ued Treasury buy-back program. ("Off-the-run" Treasuries are securities not recently issued which trade less frequently. They generally are higher yielding than their "on-the-run" counterparts.) We also utilized 10-year Treasury strips in anticipation of a steeper yield curve. We reduced the Fund's Treasury overweight and increased our high yield holdings in the December-through-February period in the belief that high yield will outperform in 2001. High yield exposure was also taken in defensive sectors such as cable and gaming.

Within the high yield sector, the Fund's exposure to international fixed telecommunications also detracted from performance. The developmental nature of the European high yield market caused it to be out of favor during the reporting period. One specific issuer in this sector that negatively impacted the Fund was its position in Viatel.

However, the Fund's exposure to the cable, mobile communication and chemical industries contributed positively to performance, as did defensive issuers such as Allied Waste Industries. Although the Fund's high yield holdings detracted from performance for the period as a whole, they did enhance performance for the final two months of the period. High yield outperformed all of the traditional benchmark composite sectors during that same period.

The Fund's government sector contributed to performance during the period as investors opted for safer, more liquid securities due to the slowing economy and equity market turmoil. Our strategy to overweight Treasuries and to utilize long-term, "off-the-run" securities had a positive impact on the Fund. The U.S. Federal Reserve's decision to buy back Treasury securities caused "off-the-run" Treasuries to outperform "on-the-run" Treasuries. Additionally, our decision to hold 10-year Treasury strips in anticipation of a steepening yield curve also contributed to performance as the yield curve normalized in December and continued to steepen into 2001. In the government sector, we will continue to hold long-dated maturity, "off-the-run" Treasury securities, in anticipation of further Treasury buy-back announcements. We will also continue to hold 10-year Treasury strips as we expect the Treasury yield curve to steepen further.

Market Overview

The U.S. economy lost momentum during the six-month period under review as equity valuations deteriorated and consumer confidence declined. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of 2000 to 1.6% in the second half of the year. The U.S. Federal Reserve, which moved to an easing bias in mid-December, lowered rates in early 2001 by 150 basis points as the economic slow-


--------------------------------------------------------------------------------
2 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

down became more evident. Manufacturing led the economy's weakness while home sales and unemployment remained steady. Inflation remained relatively tame during the period as consumption slowed and the surge in energy prices began to subside.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a solid return of 7.5% during the six-month period as investors opted for safer, more liquid securities due to equity market turmoil. Among the traditional sectors of the U.S. bond market, collateralized mortgage-backed securities (CMBS) recorded the strongest performance at 9.8%, followed by agencies at 8.5% and asset-backed securities (ABS) at 7.8%. Investment-grade corporate securities also posted solid returns for the period at 7.7%, Treasury securities at 7.2% and mortgage-backed securities (MBS) returned 7.2%. During the period, the yield curve reversed as short- and medium-term maturities fell most. Medium-term Treasuries outperformed both ends of the maturity spectrum on a nominal basis as two-year Treasury yields fell from 6.16% to 4.40%, and 30-year Treasury yields fell from 5.67% to 5.34%.

Within the investment-grade corporate bond sector, higher quality, triple-A rated corporate securities outperformed lower quality, triple-B rated securities as investors preferred safer and more liquid securities. Corporate bond yield spreads tightened during the period with the exception of triple-B rated corporate securities. Although posting a solid positive return for the period, corporate securities lagged behind safer government securities on a relative basis. Treasury curve inversion, lower than expected earnings, weakness in the equity markets, investors' decreased appetite for risk and ratings downgrades created a difficult environment for corporate securities.

Sectors that were particularly hard hit early in the period included telecommunications (profit warnings and tightening credit standards), retailers (a slowing economy), auto parts (lackluster sales and weak earnings reports) and building products (asbestos litigation). Many industries were plagued by overcapacity and wrestled with short-term pressures from higher energy costs and tight labor markets. However, after the markets priced in an economic slowdown, credit markets rebounded in the last few months of the period as the Federal Reserve eased interest rates and interest in corporate securities returned.

For the six-month reporting period ended February 28, 2001, the Credit Suisse First Boston Global High Yield Index returned 0.72%. Market sentiment improved dramatically after the Federal Reserve lowered interest rates in January and issuers took advantage


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

of the funding window. Year-to-date new issuance was $25.8 billion through month-end February, and January's $14.8 billion calendar was the largest since May 1999. The best performing industries for the reporting period included finance, health care, lodging, energy, services, utilities and gaming. The automotive, fixed telecommunications, metals and mining, paper and packaging, and technology sectors underperformed the broader market.

For the year ended December 31, 2000, the high yield market, as measured by the Credit Suisse First Boston Global High Yield Index returned -5.21%, marking a third consecutive year of weak performance. Contributing to this weak performance was an increase in the rate of company defaults and a shift in sentiment away from developmental credits in the telecommunications and technology sectors to more defensive issuers. Credit availability withered as bankers tightened their lending standards. This negatively impacted the high yield market because of issuers' dependence on the bank market for short-term liquidity. Double-B rated securities outperformed single-B rated securities as investors sought higher quality issuers.

Outlook

The odds of a recession in the U.S. have risen in recent months. We believe, however, that the potential for negative economic growth is lessened by recent and likely future Federal Reserve action. We expect the economy will slow in 2001 with growth expected to fall toward 0.5% in the first half of 2001 before recovering to a 2.5% growth rate in the second half of the year. We also expect the Federal Reserve to continue lowering interest rates and ease at least another 50 basis points by mid-year. Slower U.S. profit growth over the next 12 months should mute stock price gains. We expect core inflation to remain subdued. In the U.S., the liquidity spigot is now open, and is expected to remain open for a prolonged period. This will be beneficial for corporations and for credit spreads, as will the associated positively sloped yield curve.

A slowing economy, coupled with an accommodative monetary policy, bodes well for the high yield market. Demand for high yield securities has improved, as evidenced by increased flows into high yield mutual funds and increased allocations to high yield by institutions and pension funds. While defaults should remain at historically high levels and may increase, we believe the market has identified most of these troubled companies and priced their securities accordingly. With an accommodative monetary policy, slow economic growth and high yield securities yielding in excess of 13%, we continue to believe the high yield market offers significant value.


--------------------------------------------------------------------------------
4 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Matthew Bloom

Matthew Bloom
Vice President


/s/ George Caffrey

George Caffrey
Vice President

[PHOTO]         John D. Carifa

[PHOTO]         Matthew Bloom

[PHOTO]         George Caffrey

Portfolio Managers Matthew Bloom and George Caffrey have over 40 years of combined investment experience.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
2/28/91 TO 2/28/01

                            [MOUNTAIN CHART OMITTED]

ACM Managed Income Fund (NAV):        $24,757
Lehman Brothers Aggregate Bond Index: $21,592

This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund (NAV) (from 2/28/91 to 2/28/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/ Credit Bond Index.

When comparing ACM Managed Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
6 o ACM MANAGED INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

                                 [BAR CHART OMITTED]
             ACM Managed Income Fund (NAV)-Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                                 ACM Managed                   Lehman Brothers
                               Income Fund (NAV)            Aggregate Bond Index
--------------------------------------------------------------------------------
    2/29/92                          21.38%                        12.80%
    2/28/93                          25.06%                        12.18%
    2/28/94                          19.00%                         5.40%
    2/28/95                          -6.57%                         1.78%
    2/29/96                          29.30%                        12.25%
    2/28/97                          14.23%                         5.35%
    2/28/98                          20.47%                        10.37%
    2/28/99                          -9.55%                         6.27%
    2/29/00                         -14.99%                         1.10%
    2/28/01                           7.22%                        13.44%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distribution paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
February 28, 2001 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS
11/03/88                Net Assets ($mil): $220.0

SECURITY TYPE BREAKDOWN

63.5%  U.S. Government Obligations
27.5%  Corporate
 5.4%  Yankee Obligations                       [PIE CHART OMITTED]
 2.6%  Non-Convertible
 0.1%  Common Stocks and Other Investments

 0.9%  Short-Term

COUNTRY BREAKDOWN

92.4%  United States
 2.4%  Bermuda                                  [PIE CHART OMITTED]
 1.7%  Canada
 1.5%  United Kingdom
 0.6%  Korea
 1.0%  Netherlands
 0.4%  Mexico

All data as of February 28, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2001 (unaudited)

                                        Moody's        Principal
                                       Investor           Amount
                                         Rating            (000)    U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government Obligations-74.6%
U.S. Treasury Bonds-44.6%
   5.00%, 2/15/11(a)....................   Aaa          $ 36,000   $  36,241,785
   5.375%, 2/15/31(a)...................   Aaa            27,500      27,635,248
   8.1255%, 8/15/19.....................   Aaa            16,600      21,651,285
   14.00%, 11/15/11.....................   Aaa             8,700      12,571,522
                                                                   -------------
                                                                      98,099,840
                                                                   -------------
U.S. Treasury Notes-14.6%
   12.00%, 8/15/13......................   Aaa            22,500      32,086,997
                                                                   -------------

U.S. Treasury Strips-15.4%
   Zero coupon, 5/15/09.................   Aaa             2,880       1,909,555
   Zero coupon, 5/15/10.................   Aaa            51,000      32,012,323
                                                                   -------------
                                                                      33,921,878
                                                                   -------------
Total U.S. Government Obligations
   (cost $158,456,455)..................                             164,108,715
                                                                   -------------

Corporate Obligations-32.3%
Air Transport-0.2%
US Airways, Inc.
   Series 93A3
   10.375%, 3/01/13.....................   Ba3               400         403,410
                                                                   -------------

Automotive-0.2%
Dura Operating Corp.
   Series B
   9.00%, 5/01/09.......................   B2                285         243,675
Hayes Wheels International, Inc.
   11.00%, 7/15/06......................   B2                235         179,775
                                                                   -------------
                                                                         423,450
                                                                   -------------
Banking-1.6%
Dime Bancorp, Inc.
   9.00%, 12/19/02......................   Ba1               500         513,580
Golden State Holdings
   6.75%, 8/01/01.......................   Ba1               550         548,217
Hanvit Bank
   12.75%, 3/01/10(b)...................   Ba3             1,000       1,017,500
   12.75%, 3/01/10(b)(c)................   Ba3               500         510,986
Sovereign Bancorp, Inc.
   6.625%, 3/15/01......................   Ba3             1,000         999,726
                                                                   -------------
                                                                       3,590,009
                                                                   -------------


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                        Moody's        Principal
                                       Investor           Amount
                                         Rating            (000)    U.S. $ Value
--------------------------------------------------------------------------------

Broadcasting & Media-1.6%
Albritton Communications Company
   Series B
   9.75%, 11/30/07......................   B3           $    750   $     768,750
Fox Family Worldwide, Inc.
   9.25%, 11/01/07......................   B1              2,000       2,060,000
Goss Graphic Systems, Inc.
   12.25%, 11/19/05(d)..................   NR              2,253         743,326
                                                                   -------------
                                                                       3,572,076
                                                                   -------------
Building & Real Estate-1.0%
KB Home
   9.50%, 2/15/11.......................   B1                150         149,625
LNR Property Corp.
   10.50%, 1/15/09......................   B1              1,410       1,402,950
Morrison Knudsen Corporation
   11.00%, 7/01/10(c)...................   Ba2               650         620,750
                                                                   -------------
                                                                       2,173,325
                                                                   -------------
Cable-3.0%
Adelphia Communications
   10.875%, 10/01/10....................   B2              1,200       1,269,000
Charter Communications Holdings
   10.25%, 1/15/10......................   B2              1,170       1,222,650
   10.75%, 10/01/09(c)..................   B2              1,905       2,033,587
NTL Communications Corp.
   Series B
   11.50%, 10/01/08.....................   B2                800         786,000
Olympus Communications LP
   Series B
   10.625%, 11/15/06....................   B2              1,250       1,275,000
                                                                   -------------
                                                                       6,586,237
                                                                   -------------
Chemicals-2.0%
Equistar Chemicals, L.P.
   8.50%, 2/15/04.......................   Baa3              150         149,623
Georgia Gulf Corporation
   10.375%, 11/01/07....................   B1                500         520,000
Huntsman ICI Chemicals
   10.125%, 7/01/09.....................   B2              1,050       1,092,000
Lyondell Chemical Co.
   Series B
   10.875%, 5/01/09.....................   B2              1,100       1,130,250
Resolution Performance Products
   13.50%, 11/15/10(c)..................   B2                250         268,750
Sterling Chemicals, Inc.
   Series B
   12.375%, 7/15/06.....................   B3              1,250       1,243,750
                                                                   -------------
                                                                       4,404,373
                                                                   -------------


--------------------------------------------------------------------------------
10 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                        Moody's        Principal
                                       Investor           Amount
                                         Rating            (000)    U.S. $ Value
--------------------------------------------------------------------------------

Communications-Fixed-4.4%
Exodus Communications
   11.625%, 7/15/10.....................   B3           $    785   $     751,638
Global Crossing Holding, Ltd.
   8.70%, 8/01/07.......................   Ba2             1,600       1,556,000
Level 3 Communications
   11.00%, 3/15/08......................   B3              2,000       1,835,000
McLeodUSA, Inc.
   11.375%, 1/01/09.....................   B1                800         838,000
Metromedia Fiber Network
   10.00%, 12/15/09.....................   B2              1,250       1,176,563
NEXTLINK Communications
   10.50%, 12/01/09.....................   B2              2,000       1,725,000
PSINet, Inc.
   11.00%, 8/01/09......................   Caa1            1,500         330,000
Viatel, Inc.
   11.50%, 3/15/09......................   Caa2            1,250         375,000
Williams Communications Group, Inc.
   11.70%, 8/01/08......................   B2                525         496,125
   11.875%, 8/01/10.....................   B2                350         326,375
Winstar Communications, Inc.
   12.50%, 4/15/08......................   B3                490         343,000
                                                                   -------------
                                                                       9,752,701
                                                                   -------------
Communications-Mobile-4.6%
Dobson/Sygnet Communications
   12.25%, 12/15/08.....................   B3                750         802,500
Echostar DBS Corp.
   9.25%, 2/01/06.......................   B1              1,000       1,005,000
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(e)...................   C               3,000         108,750
Nextel Communications, Inc.
   9.375%, 11/15/09.....................   B1              1,500       1,410,000
   9.50%, 2/01/11(c)....................   B1                500         471,250
Nextel International, Inc.
   12.75%, 8/01/10......................   Caa1              420         358,050
Nextel Partners
   11.00%, 3/15/10(c)...................   B3              1,100       1,067,000
Price Communications Wire
   Series B
   9.125%, 12/15/06.....................   Ba2               375         391,875
Startec Global Communications Corp.
   12.00%, 5/15/08(d)...................   NR              3,400       1,190,000
TeleCorp PCS, Inc.
   10.625%, 7/15/10.....................   B3              1,500       1,545,000
Tritel PCS, Inc.
   10.375%, 1/15/11(c)..................   B3                650         661,375
Voicestream Wire
   10.375%, 11/15/09....................   B2              1,000       1,120,000
                                                                   -------------
                                                                      10,130,800
                                                                   -------------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                        Moody's        Principal
                                       Investor           Amount
                                         Rating            (000)    U.S. $ Value
--------------------------------------------------------------------------------

Consumer Maufacturing,
   Products & Services-0.7%
Evenflo Company, Inc.
   Series B
   11.75%, 8/15/06......................   B2           $  1,300   $     994,500
Jostens, Inc.
   12.75%, 5/01/10......................   B3                600         619,500
                                                                   -------------
                                                                       1,614,000
                                                                   -------------
Energy-1.0%
Chesapeake Energy Corp.
   Series B
   9.625%, 5/01/05......................   B2                575         596,562
Gothic Production Corporation
   Series B
   11.125%, 5/01/05.....................   B1              1,000       1,085,000
Lomak Petroleum
   8.75%, 1/15/07.......................   B3                175         170,625
Port Arthur Finance Corp.
   12.50%, 1/15/09......................   Ba3               350         348,250
                                                                   -------------
                                                                       2,200,437
                                                                   -------------
Entertainment & Leisure-0.5%
Premier Parks
   9.75%, 6/15/07.......................   B3                500         510,625
Six Flags, Inc.
   9.50%, 2/01/09(c)....................   B3                600         613,500
                                                                   -------------
                                                                       1,124,125
                                                                   -------------
Financial-0.4%
Safeco Capital Trust I
   8.072%, 7/15/37......................   A3              1,000         832,350
                                                                   -------------

Food & Beverages-0.2%
Chiquita Brands International, Inc.
   10.00%, 6/15/09(e)...................   Ca                800         372,000
SFC SUB, Inc.
   11.00%, 12/15/09(f)..................   NR                239              24
                                                                   -------------
                                                                         372,024
                                                                   -------------
Gaming-1.4%
Ameristar Casinos, Inc.
   10.75%, 2/15/09(c)...................   B3                425         436,687
MGM Mirage
   8.375%, 2/01/11......................   Ba2               800         802,000
Mandalay Resort Group
   10.25%, 8/01/07......................   Ba3             1,150       1,204,625
Park Place Entertainment
   9.375%, 2/15/07......................   Ba2               500         525,000
                                                                   -------------
                                                                       2,968,312
                                                                   -------------


--------------------------------------------------------------------------------
12 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                        Moody's        Principal
                                       Investor           Amount
                                         Rating            (000)    U.S. $ Value
--------------------------------------------------------------------------------

Healthcare-1.7%
HCA-The Healthcare Company
   7.875%, 2/01/11......................   Ba2          $  1,400   $   1,412,702
Iasis Healthcare Corporation
   13.00%, 10/15/09.....................   B3              1,300       1,423,500
Triad Hospitals Holdings
   Series B
   11.00%, 5/15/09......................   B3                750         810,000
                                                                   -------------
                                                                       3,646,202
                                                                   -------------
Hotels & Lodging-0.9%
Felcor Lodging LP
   9.50%, 9/15/08(c)....................   Ba2               350         364,000
Host Marriott LP
   9.25%, 10/01/07(c)...................   Ba2             1,050       1,092,000
Lodgian Financing Corp.
   12.25%, 7/15/09......................   B3                625         590,625
                                                                   -------------
                                                                       2,046,625
                                                                   -------------
Industrial-1.8%
Allied Waste North America
   8.875%, 4/01/08(c)...................   Ba3               800         820,000
   10.00%, 8/01/09......................   B2              2,000       2,055,000
Flowserve Corporation
   12.25%, 8/15/10......................   B3              1,000       1,065,000
                                                                   -------------
                                                                       3,940,000
                                                                   -------------
Paper & Packaging-1.7%
Riverwood International Corp.
   10.625%, 8/01/07.....................   B3              1,000       1,050,000
Stone Container
   9.25%, 2/01/08(c)....................   B2              1,100       1,128,875
   9.75%, 2/01/11(c)....................   B2              1,100       1,138,500
Tembec Industries, Inc.
   8.50%, 2/01/11(c)....................   Ba1               450         460,125
                                                                   -------------
                                                                       3,777,500
                                                                   -------------
Petroleum Products-0.3%
Frontier Oil Corp.
   11.75%, 11/15/09.....................   B2                750         780,000
                                                                   -------------

Technology-1.1%
Fairchild Semiconductor
   10.125%, 3/15/07.....................   B2                400         397,000
   10.50%, 2/01/09(c)...................   B2                500         502,500
KMC Telecom Holdings, Inc.
   13.50%, 5/15/09......................   Caa2            2,000         650,000
Viasystems, Inc.
   9.75%, 6/01/07.......................   B3              1,000         800,000
                                                                   -------------
                                                                       2,349,500
                                                                   -------------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                        Moody's        Principal
                                       Investor           Amount
                                         Rating            (000)    U.S. $ Value
--------------------------------------------------------------------------------

Utilities-Electric & Gas-2.0% AES Corp.
   8.875%, 2/15/11......................   Ba1          $    900   $     918,000
   9.375%, 9/15/10......................   Ba1             1,000       1,050,000
Calpine Corp.
   8.50%, 2/15/11.......................   Ba1             1,100       1,101,375
   8.625%, 8/15/10......................   Ba1               200         205,415
Northeast Utilities
   Series B
   8.38%, 3/01/05.......................   Baa3               93          94,920
PSEG Energy Holdings
   10.00%, 10/01/09.....................   Ba1             1,000       1,080,725
                                                                   -------------
                                                                       4,450,435
                                                                   -------------
Total Corporate Obligations
   (cost $78,661,131)...................                              71,137,891
                                                                   -------------

Yankee Obligations-6.4%
Avecia Group
   11.00%, 7/01/09......................   B2              1,000       1,055,000
Cellco Finance
   15.00%, 8/01/05......................   B1              1,350       1,204,875
Comcast UK Cable Partners
   11.20%, 11/15/07.....................   B2              2,200       2,090,000
Doman Industries Limited
   12.00%, 7/01/04......................   B3              1,850       1,896,250
Filtronic plc
   10.00%, 12/01/05.....................   B1              2,275       1,774,500
Innova S. de R.L.
   12.875%, 4/01/07.....................   B3              1,000         937,500
Intrawest Corporation
   10.50%, 2/01/10......................   B1                450         472,500
Netia Holdings BV
   Series B
   11.25%, 11/01/07(b)..................   B2                600         441,000
Pierce Leahy Command Company
   8.125%, 5/15/08......................   B2              1,500       1,462,500
Renaissancere Cap Trust
   Series B
   8.54%, 3/01/27.......................   Baa2              900         755,476
Telewest Communications plc
   11.00%, 10/01/07.....................   B1              1,200       1,200,000
Versatel Telecom International
   11.875%, 7/15/09.....................   B3              1,000         775,000
                                                                   -------------

Total Yankee Obligations
   (cost $14,426,167)...................                              14,064,601
                                                                   -------------


--------------------------------------------------------------------------------
14 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                        Moody's       Principal
                                       Investor          Amount
                                         Rating           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Non-Convertible Preferred Stock-3.1%
CSC Holdings, Inc.
   Series M
   11.125%(g)...........................   B1            19,221   $   2,119,115
Global Crossing Holding, Ltd.
   10.50%(g)............................   B1            20,000       1,940,000
Intermedia Communication
   Series B
   13.50%(g)............................   Caa              801         801,801
Nextel Communications
   Series E
   11.125%(g)...........................   B3             2,170       1,866,200
                                                                  -------------

Total Non-Convertible Preferred Stock
   (cost $7,039,224)....................                              6,727,116
                                                                  -------------

Common Stocks & Other Investments-0.1%
Goss Holdings, Inc.
   Common Stock(h)......................   NR            55,755         111,510
Jostens, Inc.
   Warrants, expiring 5/01/10(h)(i).....   NR               600          12,075
Knology Holdings, Inc.
   Warrants, expiring 10/22/07(c)(h)(j).   NR             2,500             625
Loral Space & Communication, Inc.
   Warrants, expiring 1/15/07(h)(k).....   NR             4,950          11,138
OpTel, Inc.
   Common Stock(c)(h)...................   NR             5,000              50
Startec Global Communications Corp.
   Warrants, expiring 5/15/08(h)(l).....   NR             4,500           2,925
                                                                  -------------

Total Common Stocks &
   Other Investments
   (cost $12,375).......................                                138,323
                                                                  -------------

Time Deposit-1.1%
Societe Generale
   5.50%, 3/01/01
   (cost $2,400,000)....................                 $2,400       2,400,000
                                                                  -------------

Total Investments-117.6%
   (cost $260,995,352)..................                            258,576,646
Other assets less liabilities-(17.6%)...                            (38,617,493)
                                                                  -------------

Net Assets-100.0%.......................                          $ 219,959,153
                                                                  =============


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Securities, or a portion thereof, loaned at February 28, 2001, with an aggregate market value of $41,266,376 and cash collateral received from the counterparty of Deutsche Banc, in the amount of $40,673,750.

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect February 28, 2001.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, the market value of these securities aggregated $12,190,560 or 5.5% of net assets.

(d)   Illiquid security, valued at fair market value (see Note A).

(e)   Security is in default and is non-income producing.

(f) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)   Paid-in-kind preferred, quarterly stock payments.

(h)   Non-income producing security.

(i) Each warrant entitles the holder to purchase 1.889 shares of common stock at $0.01 per share. The warrants are exercisable until 5/01/10.

(j) Each warrant entitles the holder to purchase 2.2404 shares of common stock at $0.01 per share. The warrants are exercisable until 10/22/07.

(k) Each warrant entitles the holder to purchase .6056 shares of common stock at $.014 per share. The warrants are exercisable until 1/15/07

(l) Each warrant entitles the holder to purchase 1.25141 shares of common stock at $24.20 per share. The warrants are exercisable until 5/15/08.

      Glossary:

      NR - Not Rated.


--------------------------------------------------------------------------------
16 o ACM MANAGED INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2001 (unaudited)

Assets
Investments in securities, at value (cost $260,995,352) ....      $ 258,576,646
Cash .......................................................             19,501
Receivable for investment securities sold ..................          3,155,163
Interest receivable ........................................          3,044,334
Prepaid expenses and other assets ..........................              1,667
                                                                  -------------
Total assets ...............................................        264,797,311
                                                                  -------------
Liabilities
Deposit for securities loaned ..............................         40,673,750
Payable for investment securities purchased ................          2,555,969
Dividends payable ..........................................          1,255,107
Advisory fee payable .......................................            128,312
Administrative fee payable .................................             39,485
Interest payable on security lending .......................             35,712
Accrued expenses and other liabilities .....................            149,823
                                                                  -------------
Total liabilities ..........................................         44,838,158
                                                                  -------------
Net Assets .................................................      $ 219,959,153
                                                                  =============
Composition of Net Assets
Preferred stock, $.01 par value per share; 1,900 shares
   Remarketed Preferred Stock authorized, 950 shares
   issued and outstanding at $100,000 per share
   liquidation preference ..................................      $  95,000,000
Common stock, $.01 par value per share; 299,998,100
   shares authorized, 23,906,801 shares issued and
   outstanding .............................................            239,068
Additional paid-in capital .................................        208,611,555
Distributions in excess of net investment income ...........         (3,262,892)
Accumulated net realized loss on investment transactions ...        (78,209,872)
Net unrealized depreciation of investments .................         (2,418,706)
                                                                  -------------
                                                                  $ 219,959,153
                                                                  =============
NetAsset Value Per Share of Common Stock
   ($219,959,153 less Remarketed Preferred Stock at
   liquidation value of $95,000,000 divided by 23,906,801
   shares of Common Stock outstanding) .....................              $5.23
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2001 (unaudited)

Investment Income
Interest .....................................     $11,240,947
Dividends ....................................         294,537     $ 11,535,484
                                                   -----------
Expenses
Advisory fee .................................         696,122
Administrative fee ...........................         214,212
Remarketed Preferred Stock-remarketing
   agent's fees ..............................         121,878
Audit and legal ..............................          45,937
Printing .....................................          37,265
Transfer agency ..............................          30,553
Custodian ....................................          18,746
Directors' fees and expenses .................          15,326
Registration fees ............................          12,078
Miscellaneous ................................          11,750
                                                   -----------
Total expenses before interest ...............       1,203,867
Interest expense .............................         868,153
                                                   -----------
Net expenses .................................                        2,072,020
                                                                   ------------
Net investment income ........................                        9,463,464
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investment
   transactions ..............................                      (18,172,955)
Net change in unrealized
   appreciation/depreciation
   of investments ............................                       16,998,971
                                                                   ------------
Net loss on investments ......................                       (1,173,984)
                                                                   ------------
Net Increase in Net Assets from
   Operations ................................                     $  8,289,480
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM MANAGED INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Six Months
                                                       Ended
                                                   February 28,     Year Ended
                                                       2001         August 31,
                                                    (unaudited)        2000
                                                  =============   =============
Increase (Decrease) in Net Assets from
Operations
Net investment income..........................   $   9,463,464   $  21,774,455
Net realized loss on investment
   transactions................................     (18,172,955)    (24,720,219)
Net change in unrealized
   appreciation/depreciation
   of investments..............................      16,998,971       8,110,976
                                                  -------------   -------------
Net increase in net assets from operations.....       8,289,480       5,165,212
Dividends to Shareholders
Dividends from net investment income:
   Common Stock................................      (7,512,250)    (20,096,276)
   Remarketed Preferred Stock..................      (2,887,202)     (5,628,921)
   Tax return of capital.......................              -0-     (3,683,130)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock....................         710,866       4,118,157
                                                  -------------   -------------
   Total decrease..............................      (1,399,106)    (20,124,958)
Net Assets:
Beginning of period............................     221,358,259     241,483,217
                                                  -------------   -------------
End of period..................................   $ 219,959,153   $ 221,358,259
                                                  =============   =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 19

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended February 28, 2001 (unaudited)

Increase (Decrease) in Cash From:
Operating Activities:
Interest and dividends received ...............   $  12,488,653
Interest expense paid .........................        (852,518)
Operating expenses paid .......................      (1,203,575)
                                                  -------------
Net increase in cash from operating
   activities .................................                    $ 10,432,560
Investing Activities:
Purchases of long-term investments ............    (412,961,955)
Proceeds from disposition of long-term
   investments ................................     398,245,385
Proceeds from disposition of short-term
   investments, net ...........................       3,900,000
                                                  -------------
Net decrease in cash from investing
   activities .................................                     (10,816,570)
Financing Activities:(a)
Cash dividends paid ...........................     (10,097,993)
Cash provided from securities loaned ..........      10,423,750
                                                  -------------
Net increase in cash from financing
   activities .................................                         325,757
                                                                   ------------
Net decrease in cash ..........................                         (58,253)
Cash at beginning of period ...................                          77,754
                                                                   ------------
Cash at end of period .........................                    $     19,501
                                                                   ============

-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from operations ....                    $  8,289,480
Adjustments
Decrease in dividend and interest
   receivable .................................   $   1,995,095
Accretion of bond discount ....................      (1,041,926)
Decrease in accrued expenses and other
   assets .....................................             292
Increase in interest payable ..................          15,635
Net loss on investments .......................       1,173,984
                                                  ------------
Total adjustments .............................                       2,143,080
                                                                   ------------
Net Increase in Cash from Operating
   Activities .................................                    $ 10,432,560
                                                                   ============

(a) Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (unaudited)

NOTE A

Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

5. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $2,833 during the six months ended February 28, 2001.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short term investments) aggregated $63,339,020 and $59,644,991, respectively, for the six months ended February 28, 2001. There were purchases of $330,181,826 and sales of $338,443,607 of U.S. government and government agency obligations for the six months ended February 28, 2001.


--------------------------------------------------------------------------------
22 o ACM MANAGED INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At February 28, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $9,821,981 and gross unrealized depreciation of investments was $12,240,687, resulting in net unrealized depreciation of $2,418,706.

At August 31, 2000, the Fund had a capital loss carryforward of $30,889,731, of which $697,447 expires in the year 2007 and $30,192,284 expires in the year 2008.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $25,856,580 during fiscal year 2000. To the extent that the carryover losses are used to offset future capital gains, it is probably that the gain to offset will not be distributed to shareholders.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock

There are 23,906,801 shares of common stock outstanding at February 28, 2001. During the six months ended February 28, 2001 and the year ended August 31, 2000, the Fund issued 128,032 and 673,319 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock, each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 5.75% and is effective through March 1, 2001.

NOTE E

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

For the six months ended February 28, 2001, the maximum amount of security lending agreements outstanding was $35,730,000, the average amount outstanding was approximately $34,508,232, and the daily weighted average interest rate was 6.24%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio se-


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

curities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of February 28, 2001, the Fund had entered into the following security lending agreement:

   Amount               Counterparty            Interest Rate        Maturity
============       =======================      =============      ============
$ 35,730,000      Deutche Banc Alex Brown          4.40%          March 8, 2001
$  4,943,750      Deutche Banc Alex Brown          5.35%          March 8, 2001


--------------------------------------------------------------------------------
24 o ACM MANAGED INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   Six Months
                                        Ended
                                 February 28,                       Year Ended August 31,
                                         2001     ------------------------------------------------------
                                  (unaudited)       2000          1999       1998       1997       1996
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $  5.31       $  6.34       $  8.99    $  9.13    $  8.36    $  8.14
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...........       .40(a)        .93(a)       1.21       1.24       1.20       1.20
Net realized and unrealized gain
  (loss) on investments and
  written options ...............       .03          (.72)        (2.26)      (.18)       .76        .04
                                  ----------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...       .43           .21         (1.05)      1.06       1.96       1.24
Less: Dividends and
  Distributions
Distributions to common
  shareholders:
  Dividends from net investment
    income ......................      (.39)         (.85)         (.96)      (.94)      (.90)      (.83)
  Tax return of capital .........        -0-         (.15)           -0-        -0-       -0-        -0-
  Distributions from net realized
    gains .......................        -0-           -0-         (.42)      (.02)       -0-        -0-
Distributions to preferred
  shareholders:
  Common Stock equivalent of
    dividends paid to Remarketed
    Preferred shareholders ......      (.12)         (.24)         (.22)      (.24)      (.29)      (.19)
                                  ----------------------------------------------------------------------
Total dividends and distributions      (.51)        (1.24)        (1.60)     (1.20)     (1.19)     (1.02)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period .................   $  5.23       $  5.31       $  6.34    $  8.99    $  9.13    $  8.36
                                  ======================================================================
Market value, end of period .....   $  5.50       $6.3125       $ 8.625    $8.6875    $ 10.00    $  9.50
                                  ======================================================================
Total Return
Total investment return based on:(b)
  Market value..............          (7.35)%      (13.66)%       16.91%     (4.05)%    16.03%     11.39%
  Net asset value...........           4.79%        (1.00)%      (16.95)%     8.74%     20.38%     12.89%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

                                 Six Months
                                      Ended
                               February 28,                         Year Ended August 31,
                                       2001       --------------------------------------------------------
                                (unaudited)         2000        1999        1998        1997        1996
                                --------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............   $219,959       $221,358    $241,483    $296,268    $295,674    $275,248
Ratio of expenses to average
  net assets:(c)
  Based on Common Stock ........       3.44%(d)       2.23%         -0-         -0-         -0-         -0-
  Based on Common and
    Preferred Stocks ...........       1.93%(d)       1.30%         -0-         -0-         -0-         -0-
Ratio of expenses to average net
  assets excluding interest
  expenses:(c)
  Based on Common Stock ........       2.00%(d)       1.91%       1.54%       1.39%       0.96%       1.00%
  Based on Common and
    Preferred Stocks ...........       1.12%(d)       1.11%       1.09%       1.04%       1.05%       1.08%
Ratio of net investment income
  to average net assets:(c)
  Based on Common Stock ........      10.91%(d)      12.21%      15.82%      13.21%       9.29%       9.36%
  Based on Common and
    Preferred Stocks ...........       8.81%(d)       9.58%      10.17%       9.04%       9.21%       9.30%
Portfolio turnover rate ........        156%           383%        222%        157%        253%        360%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

(d)   Annualized.


--------------------------------------------------------------------------------
26 o ACM MANAGED INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

credit rating

A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

investment-grade bond

A bond that is considered safe, having a relatively high bond rating.

spread

The price above a benchmark fixed-income yield that an issuer pays to borrow money.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes. Also called agency securities.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
28 o ACM MANAGED INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
George Caffrey, Vice President
Matthew Bloom, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vince S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Common Stock:

Custodian, Dividend Paying Agent,
Transfer Agent And Registrar
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

SIBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
30 o ACM MANAGED INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ACM MANAGED INCOME FUND

ACM Managed Income Fund
1345 Avenue of the Americas
New York, NY 10105


Alliance Capital [LOGO](R)
The Investment Professional Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFSR201